UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017

LA QUINTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36412	90-1032961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2017, La Quinta Holdings Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2017 (the “Proxy Statement”).  108,865,596 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, which was equal to 92.7% of the issued and outstanding shares entitled to vote at the meeting. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

The persons listed below were elected as directors for a one-year term expiring at the Company’s 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Keith A. Cline	105,244,371	459,533	3,161,692
James R. Abrahamson	103,993,384	1,710,520	3,161,692
Glenn Alba	102,411,581	3,292,323	3,161,692
Scott O. Bergren	104,787,334	916,570	3,161,692
Alan J. Bowers	104,709,207	994,697	3,161,692
Henry G. Cisneros	104,966,913	736,991	3,161,692
Giovanni Cutaia	104,468,549	1,235,355	3,161,692
Brian Kim	103,929,895	1,774,009	3,161,692
Mitesh B. Shah	104,182,723	1,521,181	3,161,692
Gary M. Sumers	104,504,973	1,198,931	3,161,692

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2017 was ratified as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
107,958,698	904,664	2,234	N/A

Proposal No. 3 – Amendment to the Company’s Amended and Restated Certificate of Incorporation

The five alternative amendments to the Company’s amended and restated certificate of incorporation to (i) effect a reverse stock split of the Company’s common stock at a ratio determined by the Company’s board of directors from the five designated alternatives and, (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of the Company’s common stock by the approved reverse split ratio, were approved as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
108,725,789	137,947	1,860	N/A

Proposal No. 4 – Non-Binding Vote on Executive Compensation

The compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement was approved in a non-binding advisory vote as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
102,127,156	3,559,961	16,787	3,161,692

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA QUINTA HOLDINGS INC.
(Registrant)

By:	/s/ Mark M. Chloupek
Name: Mark M. Chloupek
Title: Executive Vice President and General Counsel

Date: May 23, 2017